UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 23, 2003
Date of Report (date of earliest event reported)

HYPERION SOLUTIONS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-26934 (Commission File Number)	77-0277772 (IRS Employer Identification Number

1344 Crossman Avenue
Sunnyvale, California 94089
(Address of principal executive offices, including zip code)

(408) 744-9500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

99.1	Transcript of Hyperion Solutions Corporation’s conference call held July 23, 2003 regarding its earnings for the fourth fiscal quarter and year ended June 30, 2003 and discussion of its agreement to acquire Brio Software, Inc.

Item 9. Regulation FD Disclosure.

     Attached and incorporated herein by reference as Exhibit 99.1 is a transcript of Hyperion Solutions Corporation’s conference call held July 23, 2003 regarding its earnings for the fourth fiscal quarter and year ended June 30, 2003 and discussion of its agreement to acquire Brio Software, Inc. This information is being furnished pursuant to Item 12, “Results of Operations and Financial Condition,” of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 24, 2003	HYPERION SOLUTIONS CORPORATION

	By:	/s/ David W. Odell

Name: David W. Odell Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Hyperion Solution Corporation’s conference call held July 23, 2003 regarding its earnings for the fourth fiscal quarter and year ended June 30, 2003 and discussion of its agreement to acquire Brio Software, Inc.